                                                                   EXHIBIT 10.33

                                                                  EXECUTION COPY

                                  ASSIGNMENT OF
                 LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS

                                       TO

                              EMPIRE RESORTS, INC.

            The  undersigned,  pursuant to that  certain  Amended  and  Restated
Securities  Contribution Agreement dated as of December 12, 2003, by and between
Empire Resorts,  Inc., Alpha  Monticello,  Inc.,  Catskill  Development,  L.L.C,
Americas Tower Partners ("ATP"),  Monticello Realty L.L.C.,  Watertone Holdings,
LP, New York Gaming,  LLC,  Fox-Hollow  Lane, LLC,  Shamrock  Strategies,  Inc.,
Clifford A. Ehrlich,  BKB,  LLC,  Robert A. Berman,  Philip B. Berman,  Scott A.
Kaniewski,  Kaniewski Family Limited  Partnership and KFP Trust (the "SECURITIES
CONTRIBUTION  AGREEMENT"),  and the  unanimous  written  consent of the  general partners of ATP,  effective  as of the  Closing  (as  defined in the  Securities
Contribution Agreement),  hereby (i) assigns,  transfers and conveys all of the.
right,  title and interest in ATP's  membership  interest in Monticello  Raceway
Development  Company,  LLC ("MRD") to Empire Resorts,  Inc. and (ii) consents to the admission of Empire Resorts, Inc. as a member of MRDD in accordance with the terms of the Limited Liability Company Agreement for MRD, dated as of January 1,
1999.

                            [SIGNATURE PAGE FOLLOWS]

            IT WITNESS WHEREOF,  the undersigned has executed this Assignment to be effective as of January 12, 2004.

                                             AMERICAS TOWER PARTNERS

                                             By: /s/ Joseph E. Bernstein
                                                 ---------------------------
                                             Name:   Joseph E. Bernstein
                                             Title:  Managing Director

                 ASSIGNMENT BY ATP OF INTERESTS IN MRD TO EMPIRE

                                   SCHEDULE A

                 Limited Liability Company Membership Interests

ASSIGNEE                   ASSIGNED PERCENTAGE MEMBERSHIP INTEREST IN MONTICELLO
                           RACEWAY DEVELOPMENT COMPANY, LLC

Americas Tower Partners                         50.00%